COMMERCIAL CREDIT AGREEMENT


     THIS AGREEMENT made and entered into as of the 28th day of June 1996, by and between HARDWICK BANK AND TRUST COMPANY ("Hardwick") and the TRUSTEES OF THE VININGS INVESTMENT PROPERTIES TRUST, a Massachusetts business trust ("Borrower").

                                   WITNESSETH:

     WHEREAS, Borrower has requested that Hardwick extend a line of credit (the Credit Line") to Borrower in amount not to exceed the principal sum of Two Million and No/100 Dollars ($2,000,000);

     WHEREAS, Hardwick is willing to extend the Credit Line to Borrower upon the terms and conditions of the Agreement and the other Financing Documents (hereinafter defined).

     NOW, THEREFORE, in consideration of the premises and in further consideration of the agreements, covenants, promises, conditions, representations and warranties hereinafter set forth, the parties do hereby agree as follows:

                                    ARTICLE 1

                              TERMS AND DEFINITIONS

     Certain terms used in this Agreement are defined herein. In addition to the other terms hereinafter defined, the following terms shall have the meanings set forth in this Article 1:

     1.01. "Affiliate": means any trustee, officer or shareholder of Borrower or any person, corporation, partnership or other entity who or which, directly or indirectly or beneficially, owns any beneficial interest in Borrower, or any member of the immediate family of any such officer, trustee or shareholder, or any Person which is controlled by, controls, or is under common control with Borrower.

     1.02. "Agreement": means this Commercial Credit Agreement, as it may be amended, modified or supplemented from time to time.

     1.03. "Banking Day": means a day when Hardwick is open to the public for ordinary banking business.

     1.04. "Base Rate": means the variable rate of interest per annum defined as the "Base Rate" in the Master Note (as referred to and defined in Article 2 of this Agreement).

     1.05. "Borrower": means the Trustees of the Vinings Investment Properties Trust., a Massachusetts business trust, which was formerly known as Mellon Participating Mortgage Trust Commercial Properties Series 85/10.

     1.06 "Credit Line": means the line of credit established by Hardwick in favor of Borrower pursuant to Section 4.01 of this Agreement in an amount not to exceed at any time or times the principal sum of Two Million and No/100 ($2,000,000).

     1.07. "Credit Line Loan Account": means the account on the books of Hardwick in which will be recorded loans and advances against the Credit Line, payments made by Borrower on advances against the Credit Line and other appropriate debits and credits as provided in this Agreement.

     1.08. "Credit Line Termination Date": means June 28, 1997

     1.09, "Depository Account": means the depository account of Borrower maintained at Hardwick and identified as account number .

     1.10. "Event of Default": means any one or more of the events defined as an "Event of Default" in Article 8 of this Agreement.

     1.11. "Financing Documents": Means collectively, this Agreement, the documents referred to in Article 2 and all other documents and instruments evidencing or securing or otherwise relating to the Credit Line.

     1.12. "Governmental Authority": means the United States, the State or Georgia, Gwinnett County, any municipality in which the Real Property may be located, and any agency, department, commission, board, bureau or instrumentality of any of them.

     1.13. "Guarantors": means Gilbert H. Watts, Jr. ("Watts"), Peter D. Anzo ("Anzo"), and Martin H. Petersen ("Petersen"), Vinings Investment Properties, Inc., a Maryland corporation ("Vinings"), and PBC Acquisition, Inc., a Delaware corporation ("PBC").

     1.14. "Hardwick": means Hardwick Bank and Trust Company, and its successors and assigns.

     1.15. "Loan Obligations": means the aggregate of all principal and interest owing from time to time under the Master Note and all expenses, charges and other amounts owing by Borrower to Hardwick under the Financing Documents.

     1.16. "Master Note": means the Master Note, as defined in Article 2 of this Agreement.

     1.17. "Obligations": means all loans, advances, debts, liabilities, obligations, covenants and duties owing by Borrower to Hardwick of every kind and nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Financing Documents or any other instrument or agreement, whether or not for the payment of money, whether executed alone or together with another Person or Persons, whether arising by reason of an extension of credit, opening of a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect, absolute or contingent, now existing or hereafter arising or created, and however acquired. The term includes, but not by way of limitation, all interest, charges, expenses, attorneys fees, and other sums chargeable under this or any other agreement or instrument.

     1.18. "Person": means any individual, sole proprietorship, partnership, joint venture, unincorporated organization, association, firm, corporation, partnership, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, body, agency or department thereof).

     1.19. "Real Property": shall mean the real property described in the Security Deed (as defined in Article 2 hereof), together with all building improvements now or hereafter located thereon.

     1.20. "UCC": means the Uniform Commercial Code as adopted by the State of Georgia, as amended from time to time.

                                    ARTICLE 2

                               FINANCING DOCUMENTS

     Borrower has duly authorized, executed and delivered to Hardwick, or caused the same to be executed, the following documents:

     2.01. Master Note. The promissory note (the "Master Note"), dated of even date herewith, in the principal face of the Credit Line, payable to the order of Hardwick, evidencing Borrower's obligation to pay the amounts advanced or re-advanced by Hardwick against the Credit Line with interest and agreed charges and all renewals, modifications, amendments and substitutions, if any, thereof.

     2.02. Guaranty. The Guaranty (the "Guaranty") dated the date hereof whereby the Guarantors have agreed, among other things, to guaranty to Hardwick the payment by Borrower of all of its Obligations to Hardwick.

     2.03. Security Deed. The Deed to Secure Debt and Security Agreement (hereinafter the "Security Deed"), from PBC to Hardwick, dated of even date herewith and conveying the Real Property to Hardwick to Secure the Guaranty; which Security Deed is to be recorded in the office of the Clerk of the Superior Court of Gwinnett County, Georgia on or about the date hereof.

     2.04. Financing Statements. UCC Financing Statements from PBC in favor of Hardwick giving notice of the security agreement contained in the Security Deed; which Financing Statements are to be recorded in the offices of the Clerks of the Superior Court of Gwinnett County, Georgia on or about the date hereof and in all other public offices where the filing thereof is necessary to perfect the security interest of Hardwick.

     2.05. Lease Assignment. The Assignment of Leases, Rents and Profits (hereinafter the "Lease Assignment"), from PBC to Hardwick, dated of even date herewith and securing the Guaranty; which Lease Assignment is to be recorded in the office of the Clerk of the Superior Court of Gwinnett County, Georgia, on or about the date hereof.

                                    ARTICLE 3

                           CONDITIONS TO DISBURSEMENT

     Prior to the advance by Hardwick of any amount against the Credit Line Borrower shall deliver, or cause to be delivered, to Hardwick, in each case in form and substance to Hardwick and its counsel, the following (any of which can be waived by Hardwick in its sole discretion):

     3.01. Organizational Documents of Borrower. A copy of Borrower's Declaration of Trust, together with all amendments thereto and a copy of the by-laws of Borrower, as amended, each certified as being a true, correct and complete by Borrower.

     3.02. Proceedings of Borrower. Certified copies of all proceedings which shall have been taken by Borrower to authorize the execution and deliver of this Agreement and the other Financing Documents to be executed by Borrower and the transactions contemplated hereby and thereby.

     3.03. Corporate Documents of Vinings. A copy of Vinings' articles of incorporation, certified by the Secretary of State and the State of Maryland, together with a certificate from the Secretary of State of Maryland certifying that Vinings is in good standing, and together with a certificate from the Secretary of State of Georgia certifying that Vinings is a foreign corporation authorized to do business in the State of Georgia and is in good standing.

     3.04. Corporate Proceedings of Vinings. Certified copies of all corporate proceedings which shall have been taken by Vinings to authorize the execution and deliver of the Guaranty.

     3.05. Corporate Documents of PBC. A copy of PBC' articles of incorporation, certified by the Secretary of State of the State of Delaware, together with a certificate from the Secretary of State of Delaware certifying that PBC is in goody standing, and together with a certificate from the Secretary of State of Georgia certifying that PBC is a foreign corporation authorized to do business in the Sate of Georgia and is in good standing.

     3.06. Corporate Proceedings of PBC. Certified copies of all corporate proceedings which shall have been taken by PBC to authorize the execution and deliver of the Guaranty, the Security Deed, the Lease Assignment and the Financing Statements.

     3.07.  Financing   Documents.   This  Agreement  and  the  other  Financing
Documents.

     3.08. Insurance. The certificates of insurance or insurance policies as required by Section 6.01 of this Agreement.

     3.09. Title Opinion. An opinion of title with respect to the Real Property, issued by a law firm of recognized expertise, certifying that, in the opinion of such law firm, the Real Property is owned by Borrower free and clear of all title defects, liens and encumbrances, except such as may be approved by Hardwick, and including copies of all exceptions mentioned therein.

     3.10. Costs of closing. Borrower shall pay or reimburse Hardwick for the payment of all out of pocket expenses, including without limitation legal fees and recording fees and expenses, including recording fees with respect to the Financing Documents, paid or incurred by Hardwick as the result of the transactions contemplated by this Agreement, including the out of pocket expenses of Hardwick's counsel.

                                    ARTICLE 4

                                   CREDIT LINE

     4.01. Credit Line. Contemporaneously with the execution and delivery of this Agreement, the Master Note and the other Financing Documents, Hardwick is, subject to the terms of this Agreement, hereby establishing in favor of Borrower the Credit Line. Subject to the terms of this Agreement and if Borrower is not in default hereunder, and if no condition exists which but for the giving of notice or the lapse of time, or both, would constitute and Event of Default hereunder, Borrower will be advanced funds against the Credit Line in accordance with the terms of this Article 4, until the earlier of

     (i) Credit Line Termination Date or (ii) the date that the Credit Line is terminated as provided for in Section 9.01 hereof.

     4.02. Interest. The outstanding principal balance of the Master Note shall bear interest at a variable rate of interest per annum as provided for in the Master Note. Borrower shall, in accordance with the terms of the Master Note make monthly payments of interest to Hardwick on the outstanding principal balance of the Master Note, and Borrower hereby irrevocably authorizes Hardwick to draft the Depository Account for the interest due on the Master Note. Interest on the amount of each advance under the Credit Line shall be calculated from the date of each such advance.

     4.03. Termination of Credit Line. The termination of the Credit Line pursuant to the provisions of Section 4.01 or Section 9.01 shall not affect the rights, liabilities and obligations of the parties with respect to advances made Hardwick prior to the effective date of termination, and upon any termination of the Credit Line, all provisions of this Agreement and the Financing Documents shall remain in full force and effect, except for the obligation of Hardwick to extend credit to Borrower under the Credit Line, until all Obligations of Borrower to Hardwick shall have been paid in full.

     4.04 Credit Line Loan Account. Hardwick shall establish on its books a Credit Line Loan Account with respect to the Credit Line, and shall enter all advances against the Credit Line in the Credit Line Loan Account. Hardwick shall also record in the Credit Line Loan Account in accordance with customary accounting practice all other charges, expenses and other items properly chargeable to Borrower with respect to the Credit Line, including interest charges, all payments made by Borrower on account of the Credit Line and the interest payable thereon, and other appropriate debits and credits. The debit balance in the Credit Line Loan Account shall reflect the amount of the indebtedness of Borrower to Hardwick from time to time under the Credit Line by reason of advances against the Credit Line and other appropriate charges, including interest charges. At least once each month Hardwick shall render a statement of account for the Credit Line Loan Account which statement shall be considered correct and accepted by Borrower and conclusively binding upon Borrower unless Borrower notifies Hardwick to the contrary within ten (10) days of Hardwick's sending such statement to Borrower.

     4.05 Advances Against Credit Line. Subject to the terms of this Agreement, Borrower shall be advanced funds against the Credit Line upon written request, signed by a duly authorized representative of the Borrower, or upon the verbal request of a person duly authorized by the Borrower for such purpose. Borrower agrees that all verbal requests for advances against the Credit Line shall be confirmed in writing by a duly authorized representative of Borrower by telecopier or facsimile transmission to Hardwick and by mailing of the original of such confirmation to Hardwick. Until the Borrower shall direct otherwise, by written notice actually received by an officer of Hardwick holding a title of vice president or greater, any one or more of the following persons shall be authorized to request advances against the Credit Line: Peter D. Anzo and Martin
H. Petersen. Borrower hereby specifically vests such persons with authority to request advances against the Credit Line. Borrower may, with the prior written approval of Hardwick and by written authorization of duly authorized officers of Borrower delivered to Hardwick, change the designation of the persons authorized to request advances against the Credit Line. In no event and at no time shall more than three (3) persons be authorized by the Borrower to request advances against the Credit Line. All advances against the Credit Line shall be made to the Depository Account unless otherwise directed in writing by one of the authorized representatives of Borrower. Hardwick agrees that if a request for an advance against the Credit Line is made on or before 11:00 A. M. Eastern Standard Time or Eastern Daylight Savings Time, as applicable, on a Banking Day, such advance will be made on the same Banking Day. If such request is received after said time, Hardwick may if able, but shall not be required, to make the advance until the next Banking Day of Hardwick. Notwithstanding the foregoing it is expressly agreed that in the event that Hardwick should make an advance against the Credit Line at the request of a person reasonably believed by Hardwick, its officers or employees, to be a person authorized to request advances against the Credit Line, Borrower shall be liable for the payment of same and interest thereon as provided in the Master Note, provided that the advance is made in the manner provided for herein or the Borrower has otherwise received the beneficial use of such funds. Hardwick shall have no duty or obligation to make an advance against the Credit Line other than on a Banking Day.

                                    ARTICLE 5

                             WARRANTIES OF BORROWER

     Borrower hereby warrants and represents and/or covenants to Hardwick as follows:

     5.01. Status and Authority of Borrower. That Borrower (i) is a business trust duly organized, existing and in good standing under the laws of the State of Massachusetts, (ii) is duly qualified to do business in and is in good standing in every other jurisdiction in which the character of character of the properties owned by it or in which the transaction of its business makes such qualification necessary, (iii) has the power, authority and legal right to carry on the business now being conducted by it and to engage in the transactions contemplated by the Agreement and the other Financing Documents to be executed by Borrower, and (iv) the execution and delivery of this Agreement and the Financing Documents to be executed by Borrower and the performance and observance of the provisions hereof and thereof have been duly authorized by all necessary actions on the part of Borrower.

     5.02. Validity and Enforceability of Financing Documents. That the Agreement and the other Financing Documents are in all respects legal, valid and binding in accordance with their respective terms, subject only to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally; and (ii) general principals of equity.

     5.03. Conflicting Transactions of Borrower. That the consummation of the transactions hereby contemplated and the performance of the obligations of Borrower under and by virtue of the Agreement and the other Financing Documents to be executed by Borrower will not result in any breach of, or constitute a default under, any mortgage, security deed, deed of trust, security agreement, lease, bank loan or credit agreement, trust indenture, corporate charter or by-laws or any other agreement or instrument to which Borrower is a party or by which it is bound of affected.

     5.04. Pending Litigation. Except as may have been disclosed to Hardwick in writing, there are no actions, suits or proceedings pending, or to the knowledge of Borrower threatened, against or affecting Borrower or the Real Property, at law or in equity, or before or by any Governmental Authority.

     5.05. Information Concerning Real Property. That, subject to any limitation stated therein or in connection therewith, all information by or on the behalf of Borrower or PBC concerning the Real Property or otherwise for the purpose of obtaining the financial benefits contemplated by this Agreement, is or will be at the time the same is furnished, accurate and complete in all material respects and complete insofar as completeness may be necessary to give Hardwick a true and accurate knowledge of the subject matter.

     5.06. Financial Statements. That the financial statements of Borrower and the Guarantors which have theretofore been delivered by Borrower or Guarantors or on behalf of Borrower or Guarantors to Hardwick are materially true in all respects, and that (i) the financial statements of Borrower, Vinings and PBC have been prepared in accordance with generally accepted accounting practices, and (ii) the financial statements of Watts, Petersen and Anzo each fairly represent the financial condition of the subject thereof as of the respective dates thereof; and there are no material liabilities, direct or indirect, fixed or contingent, of Borrower or any Guarantor as of the date of such financial statements which are not reflected thereon or in the notes thereto. There has been no material adverse change in the financial condition, business operations or prospects of Borrower or any Guarantor since the respective dates of said financial statements; and that no additional borrowings have been made by Borrower or any Guarantor since the respective dates thereof other than the borrowing contemplated hereby or as otherwise expressly approved by Hardwick.

     5.07. Taxes. Borrower has filed all federal, state and local tax returns which are required to be filed and has paid, or made adequate provision for the payment of, all taxes which have become due pursuant to said returns or to assessments received by Borrower.

     5.08. ERISA Requirements. Unless previously disclosed in writing to Hardwick, Borrower has not established and is not a party to any stock option or deferred compensation plan or contract for the benefit of its employees or officers, any pension, profit sharing or retirement plan, or any other agreement or arrangement with any officer, director or stockholder, member of their families or trusts for their benefit, and Borrower is in compliance with all applicable provisions of the Employee Retirement Security Act of 1974, as amended ("ERISA").

     5.09. Regulation U. None of the proceeds of the Credit Line shall be used directly or indirectly for the purpose of purchasing or carrying any stock in violation of Regulation U of the Board of Governors of the Federal Reserve System.

     5.10. No Events of Default under Financing Documents. That no Event of Default by Borrower exists under this Agreement, or under any of the other Financing Documents, and no event has occurred and is continuing which with notice or the passage of time, or both, would constitute an Event of Default under any of the Financing Documents.

                                    ARTICLE 6

                        AFFIRMATIVE COVENANTS OF BORROWER

         Borrower hereby covenants and agrees with Hardwick as follows.

     6.01. Insurance. To obtain, or cause to be obtained, such insurance or evidence of insurance as Hardwick may reasonable require, including, but not limited to, the following:

          (a) Property and Casualty Insurance. As required by the terms of the Security Deed.

          (b) Public Liability and Workmen's Compensation Insurance. A certificate from an insurance company indicating that Borrower is covered by public liability and workmen's compensation insurance to the reasonable satisfaction of Hardwick.

     6.02. Collection of Insurance Proceeds. To cooperate with Hardwick in obtaining for Hardwick the benefits of any insurance or other proceeds lawfully or equitably payable to Hardwick in connection with the transactions contemplated hereby and to reimburse Hardwick for any expenses incurred in connection therewith (including the payment by Borrower of the expense of an independent appraisal on behalf of Hardwick in case of a fire or other casualty affecting the Inventory, or any part thereof).

     6.03. Change of Name or Use of Tradename.  To give Hardwick at least thirty
(30) days prior written notice of (i) any proposes change in the location of the principal offices or principal place of business of Borrower, (ii) any proposed change in Borrower's corporate name, and (iii) any proposed use of a trade-name or other fictitious name by Borrower.

     6.04. Financial Statements. For so long as Borrower shall have any Obligation to Hardwick, Borrower agrees to deliver to Hardwick the following financial statements and reports:

          (a) Financial Statements of Borrower.

               (1) As soon as practicable after the end of each fiscal year of Borrower, but in any event within ninety (90) days thereafter, a copy of: (i) a balance sheet for Borrower at the end of such year, and (ii) statements of income and surplus for Borrower for such year, setting forth in each case in comparative form the figures for the previous fiscal year of Borrower, all in reasonable detail and accompanied by an unqualified opinion of a firm of independent certified public accountants of recognized expertise, reasonably acceptable to Hardwick, certifying that such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. At the time of the furnishing of such financial statements Borrower shall, if requested by Hardwick, also furnish Hardwick with a certificate from the president or the chief financial officer of Borrower stating that he has reviewed this Agreement, the other Financing Documents and the affairs of Borrower and that he is unaware of the occurrence of an event which constitutes an Event of Default hereunder or which would constitute an Event of Default hereunder with the giving of notice or the lapse of time, or both, or, if such an event has occurred, stating the facts with respect thereto.

               (2) As soon as practicable after the close of each calendar quarter of Borrower except the last quarter in each fiscal year of Borrower, but in any event within thirty (30) days thereafter, a copy of: (i) a balance sheet for Borrower as of the end of such quarter, and (ii) statements of income and surplus of Borrower for such quarter, all in reasonable detail and certified as complete and correct, subject to changes resulting from year-end adjustments, by the president or chief financial officer of Borrower. At the time of the furnishing of such financial statements, Borrower shall, if Hardwick so requests, also furnish Hardwick with a certificate signed by the president or the chief financial officer of Borrower stating that he has reviewed this Agreement, the other Financing Documents and the affairs of Borrower and that he is unaware of the occurrence of an event which constitutes an Event of Default hereunder or which would constitute an Event of Default hereunder with the giving of notice or the lapse of time, or both, or, if such an event has occurred, stating the facts with respect thereto.

               (3) Such other and further information respecting its affairs and financial condition as Hardwick may, from time to time, reasonably request.

     6.05. Maintenance of Existence. Borrower will maintain its existence as a business trust and, in each jurisdiction in which the nature of its business or the character of the property owned by Borrower makes its qualification necessary, maintain good standing.

     6.06. Accrual of Taxes and Benefit Contributions. During each fiscal year, accrue all current tax liabilities of all kinds, all required withholding of income taxes and social security taxes of employees, all required old age and unemployment contributions, all required payments to any employee benefit plans maintained by Borrower, and pay the same as they become due.

     6.07. Compliance with Laws. Comply with all applicable statues and governmental regulations governing or regulating the business of Borrower.

     6.08. Notice of Legal Action. Give Hardwick prompt notice of any suit or proceeding against Borrower involving more than $50,000.

     6.09. Notice of Damage to or Loss of Collateral. Immediately notify Hardwick of any event causing a material loss or depreciation in value of the Real Estate and the amount of such loss or depreciation, except Borrower shall not be required to notify Hardwick of depreciation resulting from ordinary use.

                                    ARTICLE 7

                         NEGATIVE COVENANTS OF BORROWER

     Until the Loan Obligations have been paid in full, Borrower covenants and agrees that it will not, without the prior written consent of Hardwick, which in each case shall not be unreasonable withheld:

     7.01. Merger or Consolidation. Merge or consolidate with or into any other Person. In the event Hardwick consents to any such merger or consolidation and as a condition thereto, Borrower shall deliver or cause to be delivered to Hardwick such assurances, including opinions from Borrower's legal counsel, acceptable to Hardwick, that the Loan Obligations and Hardwick's security interest and lien on the Real Property are unaffected thereby.

     7.02. Transactions with Affiliates. Purchase, acquire, or lease property from, or sell, transfer or lease any property to any Affiliate, except on terms which are no less favorable to Borrower than would be the case if such transactions had been made with disinterested third parties.

     7.03. Guaranty of Others Obligations. Be a surety, guarantor or endorser or otherwise become liable to any Person, other than Hardwick, for or upon the obligations of any other Person, other than by endorsement of instruments or items or payment for deposit to the general account of Borrower.

     7.07. Loans or Advances by Borrower. Make any loans or advances to any Person, including officers, trustees and employees of Borrower, except in the ordinary course of the business of Borrower.

     7.08. Accountants. Maintain independent certified public accountants who are not approved by Hardwick.

                                    ARTICLE 8

                                    DEFAULTS

     An Event of Default shall be deemed to have occurred under this Agreement if:

     8.01. Default under Master Note. Borrower shall fail to pay when due and payable any installment of interest or principal, or principal and interest, as provided for the Master Note and the continuation of such default beyond any grace period provided for in the Master Note; or

     8.02. Breach of Covenant. Borrower breaches or fails to perform, observe or meet any term, covenant or condition made herein or in any of the Financing Documents executed by Borrower (other than a default as referred to in Section
8.01 above) and does not cure same within 10 days after written notice thereof, with respect to such breaches or failures curable by the payment of money, or within 15 days after written notice thereof, with respect to all other breaches and failures, provided, however, that with respect to breaches or failures which cannot be cured by the payment of money, and cannot reasonably be cured within such period (but can be cured), no Event of Default shall exist hereunder so long as Borrower promptly commences and thereafter diligently pursues the cure thereof and continues to satisfy all of Borrower's monetary obligations under the Financing Documents, but in any event such period shall not exceed 30 days from the date of written notice of default or extend the maturity of the Master Note; or

     8.03. Breach of Warranty. Any warranties or representations made or agreed to be made herein by Borrower shall be breached by Borrower or shall be determined to have been false or incomplete in any material respect at the time given or made; or

     8.04. Breach Under Financing Documents. Any default or event of default shall occur and be continuing under the Guaranty, the Security Deed or the Lease Assignment;

     8.05. Judgment Liens. A final judgment shall be rendered by a court of law or equity against Borrower or any Guarantor and the same shall remain undischarged for the period of thirty (30) days unless such judgment is fully covered by collectible insurance. For purposes hereof, the term "final judgement" shall mean a judgment of a court of competent jurisdiction which is not subject to further direct review or appeal; or

     8.06. Bankruptcy. (i) The fining by Borrower or any Guarantor of a voluntary petition in bankruptcy under Title 11 of the United States Code, or the issuing of an order for relief against Borrower or any Guarantor under Title 11 of the United States Code, or (ii) the filing by Borrower or any Guarantor of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for Borrower or any Guarantor under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debtors, or (iii) Borrower's or any Guarantor's seeking or consenting to or acquiescing in the appointment of any custodian, trustee, receiver, conservator or liquidator of Borrower or such Guarantor or of all or a substantial part of the property of Borrower or any such Guarantor or of any or all of the rents, issues, profits, revenues and royalties thereof, of (iv) the making by Borrower or any Guarantor of a general assignment for the benefit of creditors, or (v) the entry by a court of competent jurisdiction of an order judgment or decree approving a petition filed against Borrower or any Guarantor seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debtors, or
(vi) the appointment of any custodian, trustee, receiver, conservator or liquidator of Borrower or any Guarantor or of all or substantial part of the property of Borrower or any such Guarantor or of any or all of the rents, issues, profits, revenues and royalties thereof without the consent or acquiescence of Borrower or the respective Guarantor; or

     8.07. Secondary Financing and Sale of Real Property. PBC shall, without the prior written consent of Hardwick, sell, transfer or convey all or any part of its interest in the Real Property, or any portion thereof, or shall enter into any secondary financing arrangement with respect to the Real Property, or any part thereof, without the prior written consent of Hardwick; or

     8.08. Ejectment from Real Property. PBC shall be ejected from the Real Property or any part thereof or from the use and occupancy thereof by reason of any defect in the title to the Real Property; or

     8.09. Adverse Claims to Real Property. In any Person shall file any claim in any legal or equitable proceeding challenging the priority of the lien and security interest of Hardwick in the Real Property or any part thereof; or

     8.10. Damage to or Loss of Real Property. If there shall occur any material uninsured damage to or loss or destruction of the Real Property, or any part thereof; or if the Real Property, or any material portion thereof, is subjected to waste; or

     8.11. Failure to Notify. Borrower shall fail to notify Hardwick in writing immediately after damage or loss to the Real Property by reason of fire or other casualty, and prior to the making of any repairs thereto, or to permit Hardwick to inspect such damage or loss prior to the making of, during and upon completion of any repairs thereto; or

     8.12. Liquidation of Dissolution of Borrower of Corporate Guarantors. If either Borrower, Vinings or PBC is liquidated or dissolved or its charter expires or is revoked and is not reinstated within thirty (30) days; or

     8.13. Default under Other Documents. If there shall occur any default or event of default under and as defined in any other agreement now or hereafter evidencing or securing any indebtedness or Obligation of Borrower or any Guarantor to Hardwick; or

     8.14. Revocation of Guaranty. If any one or more of the Guarantors shall revoke or rescind or attempt to revoke or rescind the Guaranty or such Guarantor's obligations thereunder; or

     8.15. Death of Guarantor. If either Anzo, Watts or Petersen shall die; or

     8.16. Insecurity. If Hardwick should otherwise reasonably deem itself, its security interest, if any, or any indebtedness hereunder unsafe or insecure or should Hardwick believe in good faith that the prospect of payment or other performance by Borrower or any Guarantor is impaired, and Borrower fails upon request of Hardwick to provide Hardwick such additional collateral as it shall reasonably request; or

     8.17. Failure to Disprove Default. Hardwick shall reasonably suspect the occurrence of any one or more of the aforesaid Events of Default and Borrower, upon the request of Hardwick, shall fail to provide evidence reasonably satisfactory to Hardwick that such Event or Events of Default have not in fact occurred.

                                    ARTICLE 9

                              REMEDIES OF HARDWICK

     Upon the  occurrence of any one or more of the Events of Default set out in
Article 9 hereof, Hardwick, at its option and in addition to and not in lieu of the remedies provided for in the other Financing Documents, shall be entitled to proceed to exercise any of the following remedies:

     9.01. Termination of Credit Line. Hardwick may immediately and without notice to Borrower, terminate the Credit Line, whereupon Hardwick shall have no further duty or obligation to make advances against the Credit Line to Borrower, except that upon the occurrence of an Event of Default under Section 8.06 the Credit Line shall automatically be terminated without the necessity of any act or action on the part of Hardwick.

     9.02. Default under Other Financing Documents. Borrower agrees that the occurrence of such Event of Default shall constitute a default under each of the other Financing Documents, thereby entitling Hardwick (i) to exercise any of the various remedies therein and herein provided, including the acceleration of the indebtedness evidenced by the Master Note and to exercise any or all of the rights, remedies and powers contained herein and in the other Financing Documents, and (ii) cumulatively to exercise all other rights, options and privileges provided by law or in equity.

     9.03. Offset and Setoff. Hardwick may, at its option, without any further notice to Borrower (such notice being hereby expressly waived), set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, or any other indebtedness at any time owing by Hardwick to Borrower to or for the credit or the account of Borrower against the Obligations, irrespective of whether any demand has been made hereunder or whether such obligation is mature. The rights given hereunder are cumulative to all other rights of set-off under this or any other agreement or by operation of law or otherwise. Hardwick shall promptly notify Borrower of any such set-off and application, but failure to do so shall not affect the validity thereof.

     9.04. Attorneys' Fees and Expenses. In the event of the occurrence of an Event of Default and as the result thereof Hardwick shall employ attorneys or incur other expenses for the collection of payments due hereunder or under any of the Financing Documents, or the enforcement or observance of any agreement herein or therein contained, Borrower agrees that it will on demand pay to Hardwick the reasonable fees and expenses of such attorneys and such other expenses incurred by Hardwick, including without limitation the reasonable out of pocket expenses of its attorneys.

     9.05. No Waiver of Remedies. No delay or omission to exercise any right or remedy accruing upon the occurrence of an Event of Default shall impair any such right or remedy or shall be construed to be a waiver thereof, but each such right and remedy may be exercised from time to time as often as may be deemed expedient by Hardwick. No course of dealing between Hardwick and Borrower or any delay on Hardwick's part in exercising any rights or remedies shall operate as a waiver of Hardwick's rights or remedies.

     9.06. Waiver of Events of Default. Hardwick shall not be liable for any action or omission on the part of Hardwick, its officers, agents and employees, except for those arising out of gross negligence or willful misconduct. The failure by Hardwick at any time or times hereafter to require strict performance by Borrower of any of the terms, provisions, representations, warranties and covenants contained in the Agreement or any other of the Financing Documents shall not waive, affect or diminish any right of Hardwick thereafter to demand strict compliance and performance therewith and with respect to any other provisions, warranties, terms and conditions contained herein and therein any waiver of any Event of Default shall not waive or affect any other Event of Default, whether prior or subsequent thereto, and whether the same or of a different type. None of the warranties, conditions, provisions or terms of this Agreement or the other Financing Documents shall be deemed to have been waived by any act or knowledge of Hardwick, its agents, officers or employees, but only by an instrument in writing signed by an officer of Hardwick and directed to Borrower specifying such waiver. Hardwick may waive any Event of Default hereunder and its consequences or rescind any declaration of the acceleration of the Master Note. Such waiver shall also waive the corresponding Event of Default hereunder and its consequences. In the event of any such waiver or rescission, or in the event any proceeding taken by Hardwick on account of any Event of Default shall have been discontinued or abandoned or determined adversely to Hardwick, then, and in every such case, Hardwick and Borrower shall be restored to their former positions, respectively, and rights hereunder and under the other Financing Documents, but no such waiver or rescission shall extend to any subsequent or other then existing Event of Default or impair any rights, remedies or powers of Hardwick.

                                   ARTICLE 10

                                  MISCELLANEOUS

     10.01. Addresses and Notices. Each notice, demand, election or request which by any provision of this Agreement is required or permitted to be given pursuant to this Agreement (hereinafter in this Section referred to as "Notice") must be in writing and shall be deemed to have been properly given or served by personal delivery or by depositing same in the United States mail, registered or certified mail with return receipt requested, postage prepaid, addressed as follows:

                  To Borrower:              Vinings Investment Properties Trust
                                            3111 Paces Mill Road
                                            Suite A-200
                                            Atlanta, Georgia  30339-5704
                                            Attention:  Peter D. Anzo

                  To Hardwick:              Hardwick Bank and Trust Company
                                            P. O. Box 1367
                                            Dalton, Georgia  30722-1367
                                            Attention:  Dan Davis

Borrower and Hardwick, by notice given in accordance with this Section 10.01, shall have the right to change their respective addresses for the giving of notices and each shall have the right to specify as its address any other address in the United States of America. Each notice shall be effective upon the earlier of (i) being personally delivered or (ii) three days after the deposit thereof in the United States Mail in accordance with this Section, and the time period in which a response to any notice, demand or request must be given shall commence to run from the effective date of such notice. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent.

     10.02. Construction of Agreement. This Agreement and the other Financing Documents supersede and incorporate all representations, promises, and statements,  oral or  written,  made in  connection  with the Credit  Line.  The
Financing Documents are to be construed as part and parcel of this Agreement, and, by this reference thereto, are incorporated herein and made a part hereof. In the event of any conflict between the provisions of this Agreement and the provisions of any of the Financing Documents, the provisions of this Agreement shall govern. It is, however, the intention of the parties that the terms and conditions of this Agreement and the Financing Documents shall be liberally construed as mutually consistent, complementary, or supplementary, rather than conflicting.

     10.03. Assignment. Borrower may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of Hardwick.

     10.04. Binding Effect. Whenever in this Agreement one of the parties hereto is named or referred to, the legal representative, successors and assigns of such party shall be included in all covenants and agreements contained in this Agreement by or on behalf of Borrower or by or on behalf of Hardwick shall bind and inure to the benefit of their respective legal representatives, successors and assigns.

     10.05. Headings. The heading of the Articles, Sections and sub-sections of this Agreement are for convenience of reference only, and not to be considered a part hereof and shall not limit or otherwise affect the terms hereof.

     10.06. Invalid Provisions Affect No Others. If fulfillment of any provision hereof or any transaction related hereto at the time performance of such provisions shall be due, shall involve transcending the limit of validity presently prescribed by law, with regard to transactions of like character and amount, the ipso facto, the obligation to be fulfilled shall be reduced to the limits of such validity; and if any clause or provision herein contained operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only shall be held for naught, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

     10.07. Number and Gender. Whenever the singular or plural number, or the masculine, feminine or neuter gender is used herein, it shall equally include the other.

     10.08. Amendment and Modification. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     10.09. Survival of Covenants. All covenants, agreements, representations and warranties made herein and in certificates or reports delivered pursuant hereto shall be deemed to have been material and relied upon by Hardwick, and shall survive the execution and delivery of the Master Note and the other Financing Documents.

     10.10. Execution of Counterparts. This Agreement may be executed in several counterparts, each of which, when executed and delivered, shall be deemed an original, but such counterparts shall together constitute one and the same instrument.

     10.11. Governing Law. This Agreement shall be governed exclusively, and shall construed and enforced in accordance with, the applicable laws of the State of Georgia.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers and Borrower has caused its seal to be affixed hereon as of the day and year first above written.

                     VININGS INVESTMENT PROPERTIES TRUST



                     By: /s/ Peter D. Anzo
                         Peter D. Anzo, Authorized Trustee, on behalf of all of the Trustees.



                     HARDWICK BANK AND TRUST COMPANY



                     By: /s/ Daniel P. Davis
                         Vice President